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Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Apr 30, 2000
Current Due Period Ending                           May 31, 2000
Prior Distribution Date                             May 12, 2000
Distribution Date                                   Jun 14, 2000


Beginning Trust Principal Receivables           3,585,662,165.33

Average Principal Receivables                   4,239,012,155.99

FC&A Collections (Includes Recoveries)             69,585,368.69
Principal Collections                             133,408,417.36
Additional Balances                                54,678,732.34
Net Principal Collections                          78,729,685.02
Defaulted Amount                                   29,002,940.20
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,862,795.00

Beginning Participation Invested Amount           290,364,433.33
Beginning Participation Unpaid Principal Balance  290,364,433.33
Ending Participation Invested Amount              282,984,949.26
Ending Participation Unpaid Principal Balance     282,984,949.26

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?  0=No               0

OC Balance as % of Ending Participation Invested          9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 290,364,433.33
Numerator for Fixed Allocation                    298,472,100.87
Denominator - Max(Sum of Numerators, Principal  4,239,012,155.99
Receivables)
Applicable Allocation Percentage                         6.8498%
Investor FC&A Collections                           4,766,468.08

Series Participation Interest Default Amount
Numerator for Floating Allocation                 290,364,433.33
Denominator - Max(Sum of Numerators, Principal  4,239,012,155.99
Receivables)
Floating Allocation Percentage                           6.8498%
Series Participation Interest Default Amount        1,986,647.36


Principal Allocation Components
Numerator for Floating Allocation                 290,364,433.33
Numerator for Fixed Allocation                    298,472,100.87
Denominator - Max(Sum of Numerators, Principal  4,239,012,155.99
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.5000%
(c) Rate Sufficient to Cover Interest, Yield and         6.1349%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          290,364,433.33
Principal Balance
(e) Actual days in the Interest Period                        33
Series Participation Monthly Interest, [a*d*e]      1,996,255.48

Series Participation Interest Interest Shortfall            0.00
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]   7,379,484.07

(a) Investor Principal Collections, [Max(b,h) or    5,392,836.71
e]
(b) prior to Accelerated Amort. Date or not Early 5,392,836.71 Amort. Period, [c*d]
(c) Floating Allocation Percentage                       6.8498%
(d) Net Principal Collections                      78,729,685.02
(e) after Accelerated Amort Date or Early Amort     9,393,389.11
Period, [f*g]
(f) Fixed Allocation Percentage                          7.0411%
(g) Collections of Principal
                                                  133,408,417.36

(h) Minimum Principal Amount, [Min(i,l)]            3,239,912.44
(i)  Floating Allocation Percentage of Principal    9,138,227.98
Collections
(j)  1.8% of the Series Participation Interest      5,226,559.80
Invested Amount
(k) Series Participation Interest Net Default       1,986,647.36
Payment Amount
(l)  the excess of (j) over (k)                     3,239,912.44

(m) Series Participation Interest Net Default       1,986,647.36
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections     4,766,468.08
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,996,255.48
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        1,986,647.36
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  483,940.72
Excess [Sec. 4.11(a)(vi)]                             299,624.52

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                               1.469.928,117.17

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


Household Consumer
Loan Trust, 1995-1
Series 1995-1  Owner
Trust Calculations
Due Period Ending     5/31/2000
Payment Date          6/15/2000

Calculation of Interest Expense

Index (LIBOR)         6.522500%
Accrual end date,     6/15/2000
accrual beginning     5/15/2000
date and days in             31
Interest Period

                        Class A                Class B  Certificates   Overcoll
                                                                       Amount
Beginning Unpaid
Principal Balance    145,120,03             107,434,840 10,162,755 27,646,803
                              5
Previously unpaid
interest/yield                -                      -          -
Spread to index           0.24%                 0.625%      1.03%
Rate (capped at       6.762500%              7.147500%  7.552500%
13.0%, 15%, 16%)
Interest/Yield
Payable on the          845,072                661,239     66,094
Principal Balance
Interest on
previously unpaid             -                      -          -
interest/yield
Interest/Yield Due
                        845,072                661,239     66,094
Interest/Yield Paid
                        845,072                661,239     66,094

Summary

Beginning Security
Balance             145,120,035             107,434,840 10,162,755 27,646,803

Beginning Adjusted
Balance             145,120,035             107,434,840 10,162,755

Principal Paid
                      3,688,053              2,730,409    258,282    763,233
Ending Security
Balance             141,431,982             104,704,431  9,904,473 26,944,063

Ending Adjusted
Balance             141,431,982             104,704,431  9,904,473

Ending Certificate
Balance as %                                                    0
Participation
Interest Invested
Amount
Targeted Balance
                    141,492,475             104,704,431  9,904,473

Minimum Adjusted
Balance                                     61,666,667  5,833,333 15,833,333
Certificate Minimum
Balance                                                 8,575,576
Ending OC Amount as
Holdback Amount                                                   26,944,063
Ending OC Amount as
Accelerated Prin                                                           0
Pmts

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Beginning Net Charge
offs                          -                      -          -          -
Reversals
                              -                      -          -          -
Charge offs
                              -                      -          -          -
Ending Net Charge
Offs                          -                      -          -          -

Interest/Yield Paid  $1.1267630             $3.8400373 $2.1810289
per $1000
Principal Paid per   $4.9174039             $15.8564026 $8.5230313
$1000


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Series 1995-1  Owner Trust Calculations
Due Period                                                 May 2000
Payment Date                                           Jun 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections           7,379,484.07
(b) Series Participation Interest Charge Offs                  0.00
(c) Lesser of Excess Interest and Carryover Charge             0.00
offs

Accelerated Principal Payment                             60,492.59

Series Participation Interest Monthly Interest         1,996,255.48

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.                845,072.26
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.                661,239.06
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.            66,093.90
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.      3,627,560.35
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance subject to 2,730,409.10
Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.             0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance          258,281.94
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to   763,232.68
OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A to Targeted Principal Balance subject to         0.00
Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance subject to         0.00
Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)                 60,492.59


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                      0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                     0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                     0.00
  Pay Certificates up to Certificate Minimum Balance           0.00
or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC >0-           0.00
Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated Certificate    363,357.67
- Sec. 3.05(a)(vii)


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


Allocations of Distributions to Overcollateralization
Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt          763,232.68
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC           0.00
>0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total              60,492.59
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback Amount   702,740.09
To HCLC any remaining amounts                                  0.00

Principal paid to the Designated Certificate               2,591.00

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